Filed pursuant to Rule 497(e)

Registration No. 333-07305

1940 Act File No. 811-07685

MFG FUNDS, INC.

MFG Global Sustainable Fund

Institutional Class Shares (FMSGX)

Service Class Shares (FMSRX)

Supplement dated September 1, 2026

to Prospectus dated October 31, 2025, as previously supplemented

The Board of Directors (the “Board”) of MFG Funds, Inc. (the “Company”), based upon the recommendation of Magellan Investment Partners North America, Inc. (“MIPNA”), has determined to liquidate the MFG Global Sustainable Fund (the “Fund”). MIPNA is the Fund’s investment adviser and Magellan Investment Partners (“MIP”) is the Fund’s subadviser. After considering a variety of factors, the Board concluded that it would be advisable and in the best interest of the Fund and its shareholders that the Fund be closed and liquidated as a series of the Company, effective as of the close of business on the liquidation date, October 27, 2026.

The Board approved a Plan of Liquidation that determines the manner in which the Fund will be liquidated. Pursuant to the Plan of Liquidation and in anticipation of the Fund’s liquidation, the Fund will be closed to new purchases, additional investments and incoming exchanges, except for purchases made through an automatic investment program such as investments through 401(k) plans or the reinvestment of any distributions or a purchase exception that is approved by the officers of the Company, effective after market close on September 2, 2026. After the Fund is closed to new investments, shareholders will be permitted to redeem their shares of the Fund, as provided in the Fund’s prospectus, until the liquidation date. No redemption fees will be imposed by the Fund in connection with redemptions; however, please note that your financial intermediary may charge fees in connection with redemptions.

Prior to the liquidation date, the Fund will no longer actively pursue its stated investment objective, and MIP will begin to liquidate the Fund’s portfolio. The Fund’s portfolio manager will likely increase the Fund’s assets held in cash and cash equivalents in order to prepare for an orderly liquidation and to meet anticipated redemption requests. As a result, the Fund is expected to deviate from its stated investment objective, policies and strategies.

Pursuant to the Plan of Liquidation, any shareholder who has not redeemed their shares of the Fund prior to the liquidation date of October 27, 2026, will have their shares redeemed and will receive one or more payments representing the shareholder’s proportionate interest in the net assets of the Fund as of the liquidation date, after the Fund has paid or provided for all taxes, expenses and any other liabilities, subject to any required withholdings. The automatic redemption of Fund shares on the liquidation date will generally be treated the same as any other redemption of Fund shares for tax purposes, so that shareholders (other than tax-exempt accounts) will recognize gain or loss for income tax purposes on the redemption of their Fund shares in the liquidation. In addition, the Fund and its shareholders will bear transaction costs and tax consequences associated with the disposition of the Fund’s portfolio holdings prior to the liquidation date. The Fund expects to have declared and paid a distribution or distributions, which, together with all previous such distributions, will have the effect of distributing to the Fund’s shareholders all of the Fund’s investment company taxable income and net capital gain (after reductions for any available capital loss carryforward), if any, realized in the taxable periods ending on or prior to the liquidation date. The distribution or distributions will include any additional amounts necessary to avoid federal income or excise tax. Shareholders should consult their tax adviser for further information about federal, state and local tax consequences relative to their specific situation.

Important Information for Retirement Plan Investors

If you are a retirement plan investor, you should consult your tax adviser regarding the consequences of a redemption of Fund shares. If you hold your Fund shares through a tax-deferred retirement account, you should consult with your tax adviser or account custodian to determine how you may reinvest your redemption proceeds on a tax-deferred basis. If the redeemed shares are held in a qualified retirement account such as an individual retirement account (IRA) and you have made no election regarding tax withholding, the redemption proceeds may be subject to a 10% federal income tax withholding and any applicable state required withholding.  If you will receive a distribution from an IRA or a Simplified Employee Pension (SEP) IRA that is terminating as a result of the liquidation of the Fund, you must either roll the proceeds into another IRA within 60 days of the date of the distribution in order to avoid having to include the distribution in your taxable income for the year, if applicable, or request that the distribution be made directly to another IRA or eligible retirement plan. Please note you can make only one tax-free rollover of a distribution you receive from an IRA to another (or the same) IRA in any 12-month period, regardless of the number of IRAs you own.  If you receive a distribution from a 403(b)(7) custodial account (tax-sheltered account) or a Keogh account, you must roll the distribution into an eligible retirement plan within 60 days in order to avoid disqualification of the plan and inclusion of the distribution in your taxable income for the year.  If you are the trustee of a qualified retirement plan or the custodian of a 403(b)(7) custodial account (tax-sheltered account) or a Keogh account, you may reinvest the proceeds in any way permitted by its governing instrument.

This supplement should be retained with your Prospectus for future reference.